UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2011

NUTRITION 21, INC.
(Exact name of registrant as specified in its charter)

New York	0-14983	11-2653613
(State or Other Jurisdiction of Incorporation)	(Commission file Number)	(IRS Employer Identification No.)

4 Manhattanville Road, Purchase, New York	10577
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 701-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01Regulation FD Disclosure

As previously disclosed, on August 26, 2011, Nutrition 21, Inc. (the “Company”), on its behalf and on behalf of its wholly-owned subsidiaries, filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) (Case No. 11-23712) (the “Bankruptcy Case”).

The Company is required to provide monthly operating reports to the Office of the United States Trustee for the Southern District of New York (the “U.S. Trustee”) pursuant to the U.S. Trustee’s Operating Guidelines and Financial Reporting Requirements in effect for small business Chapter 11 cases.  Such reports are also filed with the Bankruptcy Court.

On October 20, 2011, the Company filed with the Bankruptcy Court its monthly operating report for the period from August 26 through September 30, 2011 (the “Monthly Operating Report”).  The Monthly Operating Report is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference.  Certain attachments to the Monthly Operating Report are not included as part of Exhibit 99.1.  The Monthly Operating Report attached hereto as Exhibit 99.1 accordingly is not complete and is qualified in its entirety by reference to the full content of the Monthly Operating Report, which is available at the offices of the Bankruptcy Court and via the PACER system of the Bankruptcy Court at https://ecf.nysb.uscourts.gov.This Current Report on Form 8-K (including Exhibit 99.1 hereto) shall not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 to Form 8-K, the information disclosed in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section 18, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as may be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Financial Operating Data

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared and is not disclosed for the purpose of providing the basis for any investment decision relating to any securities of the Company.  The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the U.S. Trustee and the Bankruptcy Court.  The Monthly Operating Report was not audited or reviewed by the Company’s independent accountants, was not prepared in accordance with Generally Accepted Accounting Principles in the United States, is in a format prescribed by applicable bankruptcy laws and is subject to future adjustment and reconciliation.  There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete.  The Monthly Operating Report contains information for periods that are shorter than or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act.  The Company undertakes no obligation to update or revise the Monthly Operating Report.  Results set forth in the Monthly Operating Report should not be viewed as indicative of future results and the Monthly Operating Report should not be used as a basis for making investment decisions regarding the Company’s securities.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements which are intended to fall within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act.  The words “anticipate,” “believe,” “could,” “expect,” “intend,” “may,” “might,” “possible,” “potential,” “propose,” “seek,” “should,” “will,” “would” and other similar expressions generally identify (but are not the exclusive means of identifying) forward-looking statements.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.

The forward-looking statements contained herein are based largely on the Company’s current expectations and assumptions and are subject to a number of risks and uncertainties, including without limitation: the Company’s ability to make distributions on account of its Series J Preferred Stock, which was scheduled to mature on September 11, 2011, or on its common stock; the process and outcome of the Bankruptcy Case, including the Company’s ability to sell assets in a sale under Section 363 of the Bankruptcy Code, and whether any such sale would yield proceeds sufficient for distribution to holders of the Company’s preferred or common stock; the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Bankruptcy Case, including approval of any proposed sale of assets under Section 363 of the Bankruptcy Code; the Company’s ability to develop, to obtain Bankruptcy Court approval for and to consummate a plan of reorganization under Chapter 11 of the Bankruptcy Code; the effects of the Bankruptcy Case on the Company and the interests of various creditors, equity holders and other constituents; Bankruptcy Court rulings in connection with the Bankruptcy Case; the length of time the Company will operate under the Bankruptcy Case; risks associated with third-party motions in the Bankruptcy Case; the potential effects of the Bankruptcy Case on the Company’s liquidity or results of operations; increased legal costs relating to the Bankruptcy Case; the Company’s ability to maintain contracts that are critical to its operations, to obtain and maintain normal terms with customers, suppliers and service providers and to retain key executives, managers and employees; the effect of the expiration of patents; regulatory issues; uncertainty in the outcomes of clinical trials; changes in external market factors; changes in the Company’s business or strategy or an inability to execute its strategy due to changes in its industry or the economy generally; the emergence of new or growing competitors; various other competitive factors; and other risks and uncertainties indicated from time to time in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended June 30, 2011, or that have not yet been identified by the Company’s management.

Actual results could differ materially from the results referred to in the forward-looking statements.  In light of these risks and uncertainties, there can be no assurance that the results referred to in the forward-looking statements contained in this Current Report on Form 8-K will in fact occur.  The Company makes no commitment to revise or update any forward-looking statements to reflect any facts, events or circumstances after the date any such statement is made that may bear upon any forward-looking statements.

The foregoing and other factors, including the terms of any reorganization plan ultimately confirmed, may affect the value of the Company’s pre-petition liabilities and outstanding securities.  No assurance can be given as to what values, if any, will be ascribed to such liabilities or securities in the Bankruptcy Case.  Accordingly, the Company urges that appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.  In particular, the Company cautions that any trading in shares of the Company’s common stock during the pendency of the Bankruptcy Case will be highly speculative and will pose substantial risks.  The Company expects that the currently outstanding shares of its common stock will be cancelled and extinguished following confirmation by the Bankruptcy Court of a liquidating plan of reorganization.  In such an event, the holders of the Company’s common stock will not be entitled to receive or retain any cash, securities or other property on account of their cancelled shares of common stock.  As a result, the Company believes that its currently outstanding common stock has little, if any, value, and urges extreme caution with respect to any existing or future investments in its common stock.

Item 9.01     Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description

99.1	Monthly Operating Report for the period from August 26 through September 30, 2011, filed with the United States Bankruptcy Court for the Southern District of New York

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Nutrition 21, Inc.
(Registrant)

Date: October 20, 2011	By:	/s/ Michael A. Zeher
Michael A. Zeher
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Monthly Operating Report for the period from August 26 through September 30, 2011, filed with the United States Bankruptcy Court for the Southern District of New York